UWM Mortgage
Trust 2021-INV1

Wipro Opus Risk Solution LLC

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Executive Narrative

July 19, 2021

Performed by
Wipro Opus Risk Solutions LLC

For
United Wholesale Mortgage, LLC

This report summarizes the results of a full credit, compliance and value review and a separate value review performed for United Wholesale Mortgage, LLC (“Client). The Client provided Wipro Opus Risk Solutions, LLC (“Consultant”) with a data tape of 1,290 loans for the full credit, compliance, and value review. The Client requested the Consultant select a random sample of 40%, or 515 of the loans presented for the full credit, compliance, and value review. The Client presented the loan in six separate deliveries and the Consultant randomly selected the loans for the full credit, compliance, and value review from each delivery. The loans were loaded into the Paragon® underwriting software. The Client directed the Consultant to report the results on the full credit, compliance, and value review on 479 loans. Thirty-Six (36) loans were removed from the full credit, compliance, and value review. The scope, loan numbers and results of the full credit, compliance and value review are contained in Exhibit A.

As detailed herein, the 479 loans are non-owner occupied and eligible for GSE delivery. For credit, the loans were re-underwritten in accordance with Fannie/Freddie AUS and the supporting Fannie/Freddie guidelines.

The Client directed the Consultant to perform a valuation only review on the loans not selected for the full credit, compliance and value review. The value only review started with a population of 775 loans. Forty-Six (46) loans were removed from the final valuation review pool of 729 loans. The 729 loans were tested to a value waterfall beginning with a Collateral Underwriter Risk Score of 2.5 or less would not require secondary valuation product. On loans with Collateral Underwriter Risk Score of greater than 2.5 or no CU score, an AVM or a desk review was ordered as required by the value waterfall. If the final value product in the value waterfall supported the appraised value within a 10% variance or Collateral Underwriter Risk Score of 2.5 or less, a final value grade “A” was assigned. The scope, loan number and results of the value only review are contained in Exhibit B.

Wipro Opus Risk Solutions LLC was established in 2005. Wipro Opus Risk Solutions LLC was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

The review started on May 17, 2021 and ended on July 1, 2021.

Exhibit A
Credit Review

1)  Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:
a)  Guidelines

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Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.
b)  Employment
Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.
c)  Income
Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.
D  Assets
Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.
e)  Debt Ratio
Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.
f)  Property Valuation
Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.
g)  Loan-to-Value Ratio
Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.
h)  Credit History
Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.
i)  Credit Scores
Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines
j)  Compensating Factors
Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

Document Review

1)  Document Review

A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

a)  Collateral Docs

i)  Title Commitment / Policy
Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.
ii)  Mortgage Note / Security Instrument
Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.
iii)  Mortgage / Deed of Trust
 Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly

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executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording. If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.
iv)  Conveyance Deed
Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.
b)  Closing Docs

i)  Final Hud-1 Settlement Statement
If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.
ii)  Final Truth-in-Lending Disclosure
If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.
iii)  Notice of Right to Cancel
If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.
iv)  Loan Estimate
If required verify the presence of the current Loan Estimate (LE) at the time of origination
v)  Closing Disclosure
If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

c)  Credit Docs

i)  Loan Application
Verify the presence and completeness of both the initial and final loan applications.
ii)  Underwriting Worksheet
Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.
iii)  Credit Report
Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.
iv)  Housing Payment History
In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
v)  Letters of Explanation
When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vi)  Gift Letters
When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vii)  Income Documentation
Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
viii)  Asset Documentation
Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
ix)  Property Valuation Tools

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Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
x)  Proof of Insurance
Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Regulatory Compliance Review

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

a)  Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

b)  Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

c)  MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

i)  Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
ii)  No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
iii)  7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
iv)  3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

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v)  APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

d)  Home Ownership Equity Protection Act (HOEPA) testing, to include:

i)  APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
ii)  Points and Fees test [HOEPA (§1026.32(a)(2))]
iii)  Review of HOEPA disclosure (§1026.32(c)) for accuracy(i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
iv)  Review and confirm documentation type (i.e. full, stated, no ratio)
v)  Review for evidence of prepayment penalty
vi)  Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a home ownership counseling requirement to be verified for all covered loans.

e)  RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

i)  Good Faith Estimate (GFE):
ii)  Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
iii)  Confirm the presence of the current GFE form in effect at the time of origination.
iv)  Verify the GFE was provided to the borrower(s) within three days of “Application”.
v)  Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:
(1) Borrower(s) First and Last Name
(2) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
(3) Subject Property Address (including “To Be Determined”)
(4) Mortgage Loan Amount Sought
(5) Estimation of Property Value
(6) Monthly Income
(7) Any other requirement as defined in the lender’s policies and procedures
vi)  Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
vii)  Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
viii)  Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
ix)  Change of Circumstance Definition:
(1) Acts of God, war, disaster or other emergency;
(2) Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
(3) New information particular to the borrower or transaction that was not relied on in providing the GFE; or
(4) Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
(5) In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

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(6) Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”
x)  Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1) Confirm the presence of the current applicable Final HUD-1 form
(2) Confirm the Final HUD-1 accurately lists all broker and YSP fees.
xi)  Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1)  Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
(a) Origination Charge
(b) Credit or Charge for Interest Rate Chosen
(c) Adjusted Origination Charge
(d) Transfer Taxes
(2) Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
(a) Lender-required settlement services (lender selects third-party provider);
(b) Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
(c) Government recording charges
xii)  Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
xiii)  Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
xiv)  Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD- 1
xv)  Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

f)  QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

i) Ability-to-Repay:
(1) Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.
(2) Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:
(a) Income and assets
(b) Current employment status
(c) Monthly qualifying mortgage payment for the proposed loan
(d) Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.
(e) Debts, alimony and child support
(f) Qualifying monthly DTI and residual income
(g) Credit history
(3) If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will

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pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.
(4) ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

ii) Qualified Mortgage
Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:
(1) No Negative Amortization and no interest only payments
(2) No loan terms to exceed 30 years
(3) Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)
(4) Only documented verifications may be used to qualify the application (all loans are full documentation)
The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

iii) QM DTI Testing
The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test-verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

iv) TQM Guideline Testing
For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:
(1) LTV / CLTV
(2) DTI – using the same calculation guidelines as QM
(3) Credit Score
(4) Reserves
(5) Maximum Loan Amount
(6) Maximum Cash Out
(7) Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

v) Points and Fees Testing

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(1) All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:
(a) Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file. Consultant and Client will agree on how “bona fide” is determined in order for Client to then be able to provide such documentation in each file where applicable.
(b) Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.
(c) Real estate-related fees
(d) Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments
(e) Maximum prepayment penalty
(f) Prepayment penalty paid in a refinance.
(2) In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:
(a) 3 percent of the total loan amount for a loan greater than or equal to $100,000
(b) $3,000 for a loan greater than or equal to $60,000 but less than $100,000
(c) 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000
(d) $1,000 for a loan greater than or equal to $12,500 but less than $20,000
(e) 8 percent of the total loan amount for a loan less than $12,500

vi) QM/ATR Reporting
For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:
(1) QM – NonHPML [QM or TQM – Pass / HPML – No]
(2) QM – HPML [QM or TQM – Pass / HPML – Yes]
(3) NonQM – Compliant [QM or TQM – Fail, Exempt / ATR – Compliant]
(4) NonQM – Non-compliant [QM or TQM – Fail, Exempt / ATR – Noncompliant]
(5) Not Covered – Exempt [QM or TQM – Exempt / ATR – Exempt]
As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

vii) HPML Testing – QM APR
Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

viii) Escrow Requirement
Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

ix) HPML Appraisal Rule
An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:
(1) Three (3) day disclosure from application of the right to a free copy
(2) Written appraisal from certified or licensed appraiser
(3) Interior inspection

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(4) Delivery of copies no later than 3 days prior to consummation
(5) If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:
(a) The difference in the original sales price and the subsequent sales price
(b) Changes in market conditions
(c) Property improvements
There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

g) National Flood Insurance Program (NFIP)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

i) Frequency – Payable with same frequency as payments designated for the loans
ii) Exceptions
(1) Loan is an extension of credit primarily for business, commercial or agricultural purposes
(2) Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
(3) Flood Insurance coverage for the residential real estate is provided by a policy that
(a) Meets requirements
(b) Provided by a condominium association, cooperative or other applicable group and
(c) The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

h) Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

i) Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise

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allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

TRID Review

1) TILA RESPA Integrated Disclosure Statement Of Work

i) Eligibility
The following criteria are used in determining whether TRID applies:
(1) The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
(2) The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:
(a) Purchase
(b) Refinance (Cash Out or Rate Term)
(c) Construction and Construction to Permanent Financing
(d) SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
(3) The Loan Purpose and Property Type does not include:
(a) HELOCs
(b) Reverse mortgages
(c) Dwellings that are not attached to real property
(d) Mobile homes, where the consumer does not own the land,
(4) For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.
(5) Opus will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.
(a) Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

ii) Loan Estimate (″LE″)
(1) Initial LE
(a) Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).
(b) If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.
(c) Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:
(d) Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
(e) General loan information and loan terms sections completed and formatting is accurate.
(i) Verify loan term, purpose, and product descriptions follow the prescribed format.
(ii) Verify all applicants applying for credit, as disclosed on the application, are listed on the LE
(f) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.
(g) If rate is locked, were lock expiration date, time and time zone disclosed.

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(h) Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.
(i) Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.
(j) The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
(k) Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
(l) It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information.
(m) Any addenda found in file listing ADDITIONAL fees for sections other than Section C
(n) If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
(o) If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
(p) The Comparison section is complete and accurate as follows:
(q) In 5 Years calculations for Total of Payments (TOP) and Total Principal Paid are accurate based on the terms and fees disclosed on page 1 and 2 of the LE.
(r) APR is accurate within tolerance based on the terms disclosed on the LE
(s) Total interest Percentage (TIP) is accurate based on the loan terms disclosed on the LE.
(t) Rounding rules verified as per 1026.37(o)(4).
(u) Other Considerations Section is complete

(2) Revised LEs
(a) If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:
(i) Changed Circumstance affecting settlement charges
(ii) Change Circumstance affecting eligibility
(iii) Revisions requested by the consumer
(iv) Interest rate dependent charges
(v) Expiration of the LE and
(vi) Delayed settlement date on a construction loan Timing Requirement for LE 7 days prior to consummation

(3) Determination of Final Binding LE
(a) Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]
(b) Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

(4) Written List of Providers (“WLSP”)
(d) If the lender places fees in the Services You Can Shop For category, verify that the file contains a WLSP provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, OPUS will assume the borrower was unable to shop and the fees will be treated as either a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees. If a written list of service providers is provided outside of three (3) days of the application date, OPUS will assume the borrower was unable to shop and the fees will be treated as a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees.

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(5) Variance tests
Utilize one (1) of the following Variance Categories in performing variance tests:
(a) Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:
(i) Fees paid to the lender, broker or an affiliate of either lender or broker [fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];
(ii) Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
(iii) Transfer taxes.
(iv) Lender Credits
(b) 10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increase by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:
(i) Recording fees; and
(ii) Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.
(iii) Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.
(c) No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:
(i) Prepaid interest;
(ii) Property insurance premiums;
(iii) Impounds/Escrows;
(iv) Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and
(v) Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).
(d) Notes of interest for “No Tolerance/Unlimited”:
(i) Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.
(ii) As noted above, Opus will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, OPUS will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:
1. The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium; a finding will be added that the LE was not issued in good faith.
2. The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.
(iii) Review for documentation itemizing fees from the Binding LE to determine unrounded amounts of fees to use for performing tolerance testing only if a tolerance violation occurs. If no fee itemization is found, tolerance testing will be performed based on the information in the disclosures and a tolerance violation will be noted if applicable. Utilize fee information from closing instructions or a vendor compliance report, if the file contains the referenced support documentation.
(iv) Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC.

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(v) For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.
(vi) For loans with an Interim LE, the following procedures will be applied:
1. Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases
2. In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

iii) Closing disclosure (″CD″)
OPUS will conduct a general CD review and verify the following:
(1) Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
(2) That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
(3) Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non- borrowing spouse. Acknowledgement is based on lender guidelines
(4) If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, OPUS highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.
(5) If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre -close CD has been received by borrower by consummation.
(6) On the interim and final pre-close CDs the following checks and limitations apply:
(7) Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.
(8) Closing, Transaction and Loan Information sections have been completed with accurate information.
(9) Loan terms sections are completed.
(a) Opus will verify loan term, purpose, and product descriptions follow the prescribed format.
(b) OPUS will verify all applicants applying for credit, as disclosed on the application, are listed on the LE
(10) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed accurately.
(11) Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.
(12) Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
(13) Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For) is completed properly.
(14) Calculating Cash to Close table completed accurately.
(15) Summaries of Transaction section completed accurately
(16) Loan Disclosures section complete:
(a) CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
(b) Late Payment completed properly (terms disclosed and accurate per note).
(c) Escrow Amount section completed properly (only one box selected and amounts disclosed).

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(i) Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in either 11 or 12 months as determined by client.
(ii) Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client.
(17) If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.
(18) If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.
(19) Loan Calculations section complete and accurate.
(a) Total of Payments is accurate include fees in section A, B, and C that are paid by the borrower not including fees paid by the seller or other even if those fees are customarily paid by the borrower.
(b) Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
(c) Total Interest Percentage (TIP) accurate with proper rounding.
(i) Other Disclosures section complete with at least one choice selected as applicable.
(ii) Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.
(iii) Contact Information section is complete with information from each party of the transaction provided as applicable.
(iv) Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

iv) TRID Method of Receipt Of LE And CD
Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:
(1) In Person: borrower signature date is used.
(2) Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
(3) Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
(4) Electronic*- Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
(5) Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.
(6) Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

*NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

v) Other Recommended TRID Compliance Tests

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Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:
(1) Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
(2) Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).
(3) Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.
(4) Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.
(5) Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:
(a) Escrow Closing Notice; and
(b) Mortgage servicing transfer and partial payment notices.

vi) Subsequent Changes After Consummation
The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through(v) are acceptable for changes and corrections to the Final CD after consummation.
(1) 1026.19(f)(2)(iii) – Changes due to events occurring after consummation.
(a) If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.
(2) 1026.19(f)(2)(iv) – Changes due to clerical errors.
(a) Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
(i) Corrections to the closing information section.
(ii) Corrections to the transaction information section.
(iii) Corrections to loan id # or MIC #.
(iv) Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
(v) Corrections to the fee labels and/or order of fees.
(vi) Corrections to the location of the fee(s).
(vii) Corrections to missing cure language.
(viii) Corrections to the “Did This Change” section of Calculating Cash to Close.
(ix) Corrections to the Loan Disclosures section
(x) Corrections to non-numeric items in the Escrow Account section.
(xi) Corrections to the Other Disclosures section.
(xii) Corrections to the Contact Information section.
(3) 1026.19(f)(2)(v) – Refunds related to the good faith analysis.
(a) Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

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Errors on LE’s and Interim CD’s and numeric errors on final CD’s do not have prescribed cures as per the regulation and therefore will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

j) Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:
i) Servicing Transfer Disclosure (for applications prior to 10/03/2015):
(1) Confirm the presence of the Servicing Transfer Disclosure form in file
(2) Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
ii) Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
(1) Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
(2) Confirm the Home Loan Tool Kit is provided within three general business days of application
iii) Affiliated Business Disclosure
(1) Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
(2) Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
(3) Confirm the Affiliated Business Disclosure is executed.
iv) Initial Escrow Disclosure Statement
(1) Confirm the presence of the Initial Escrow Disclosure Statement in file
(2) Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

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High Cost – State & Local Anti-Predatory Regulations Review

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

1) Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
2) California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
3) California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4) Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
5) Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
6) Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
7) Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
8) District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26 -1151.01 et seq., as implemented by 20
D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
9) Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
10) Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
11) Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
12) Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
13) Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
14) Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
15) City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4- 4-155; 8-4-325.
16) Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
17) Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
18) Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
19) Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
20) Maine, An Act to Enhance Consumer Protections in Relationto Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8 -101; 8- 103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
21) Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
22) Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
23) Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
24) Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
25) Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
26) Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
27) Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
28) Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
29) Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
30) Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.

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31) New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
32) New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
33) New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
34) New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
35) North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
36) Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and§ 1.63 and as amended by S.B. 185.
37) City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
38) Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
39) Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
40) Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
41) City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
42) Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34 -25.2-1 et seq., including the Emergency and Final Regulations.
43) South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
44) South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
45) Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
46) Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
47) Texas Constitution, Section 50(a)(6), Article XVI
48) Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61 - 2c-102 et seq.
49) Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
50) Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
51) Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1 -413; 6.1-422, 6.1-428.
52) Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1 -411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
53) Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
54) Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
55) West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
56) Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

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Misrepresentation and Third Party Review

Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:

1) Misrepresentation Review
Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

i) Signatures
Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.
ii) Alerts
Assess credit report alerts for accuracy and potential issues.
iii) Social Security Numbers
Compare SSN(s) across all file documents.
iv) Document Integrity
Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.
v) Data Consistency
Review the documents contained in the loan file for consistency of data.
vi) Third Party Fraud Tools
To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

Consultant will report all findings from misrepresentation and third party product review to the Client. Client can provide comments and documentation related to the findings based on work completed by Clients’ internal working groups and Consultant will review and consider any required adjustments to the initial findings.

b) Independent Third Party Values
Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance. If a variance of more than 10% was noted, Opus will ensure any required secondary valuation product was ordered and reviewed. Apply the appropriate rating agency grade after reviewing the required valuation products.
i) To the extent a loan is seasoned more than 12 months the primary valuation product will be a drive by broker’s price opinion (“BPO”). If a variance of negative 10% or greater is noted a secondary valuation product can be ordered. For loans seasoned between 12 – 24 months, Consultant will compare the BPO to origination appraisal and if the variance is greater than a negative 10% variance a third product such as a field review can be ordered. If the loan is more than 24 months seasoned a limited review will be performed between the BPO and origination appraisal.
ii) If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
iii) Value Review Disclaimer

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iv) The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
v) Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
vi) Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
vii) Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.
viii) Opus does not check to see if any appraiser in on the Freddie Mac exclusionary list.

c) Payment History and Servicing Comments
If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for the greater of (i) 12 months, or (ii) the time period required by the rating agencies. The Consultant will review the provided payment histories and comments to determine the following:
i) – Timely payment posting
ii) – Request for modification
iii) – Property condition issues
iv) – Change in occupancy
v) – Change in ability to pay
vi) – Other items impacting the enforcement of the lien

d) Updated FICO Scores
If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required

e) Properties in FEMA declared disaster zones.
If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure
i) No apparent damage to the property
ii) Property appears to be occupied

f) Multiple Loans to 1 Borrower
The pool contains 36 loans with multiple loans to one borrower.

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 21

Data Compare Review

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance

a) Appraised Value
b) CLTV
c) DTI
d) FICO
e) Interest Only
f) Interest Rate
g) Loan Term
h) Loan Purpose
i) LTV
j) Occupancy
k) Original Balance
l) Property Address
m) Property City
n) Property State
o) Property Type
p) Sales Price
q) Second Mortgage Lien Amount
r) Self Employed
s) Units
t) Zip Code
u) Loan Type
v) QM Status

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 22

 Pool Details

Loan Type
Type	Count	% of Pool
Non-Conforming	0	0.00%
Conforming-GSE Eligible	479	100.00%
Total	479	100.00%

Interest Rate
Type	Count	% of Pool
2.250 - 2.499	0	0.00%
2.500 - 2.999	23	4.80%
3.000 - 3.499	382	79.75%
3.500 - 3.999	74	15.45%
4.000 - 4.499	0	0.00%
4.500 - 4.999	0	0.00%
5.000 - 5.499	0	0.00%
5.500 - 5.999	0	0.00%
6.000 - 6.499+	0	0.00%
Total	479	100.00%

Purpose
Type	Count	% of Pool
Cash out Refi	154	32.15%
Purchase	213	44.47%
Rate / Term Refi	112	23.38%
Total	479	100.00%

Product Type
Type	Count	% of Pool
Fixed	479	100.00%
ARM	0	0.00%
Total	479	100.00%

Occupancy
Type	Count	% of Pool

Primary Residence	0	0.00%
Second Home	0	0.00%
Investment Property	479	100.00%

Total	479	100.00%

Property Type
Type	Count	% of Pool
Single Family Detached	226	47.18%
dPUD (PUD with "de minimus" monthly HOA dues	1	0.21%
Condo, Low Rise	64	13.36%
Condo, High Rise	3	0.63%
PUD	117	24.43%
1 Family Attached	5	1.04%
2 Family	33	6.89%
3 Family	11	2.30%
4 Family	19	3.97%
Total	479	100.00%

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 23

DTI
Type	Count	% of Pool
0.00-20.00	33	6.89%
20.01-30.00	84	17.54%
30.01-40.00	161	33.61%
40.01-43.00	61	12.73%
43.01-50.00	139	29.02%
50.01-51.00	1	0.21%
Total	479	100.00%

QM Type
Type	Count	% of Pool
TQM-ATR Pass/Non-HPML	79	16.49%
QM/Non-HPML	0	0.00%
QM/Agency Safe Harbor	0	0.00%
QM/HPML	0	0.00%
Not Covered/Exempt	400	83.51%
Total	479	100.00%

LTV
Type	Count	% of Pool
0.00-30.00	21	4.38%
30.01-40.00	23	4.80%
40.01-50.00	35	7.31%
50.01-60.00	67	13.99%
60.01-70.00	90	18.79%
70.01-80.00	243	50.73%
80.01-90.00	0	0.00%
Total	479	100.00%

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 24

Tape Discrepancies

Data Element	Count	Accuracy
Application Date	0	100.00%
Appraised Value	1	99.79%
CLTV	14	97.08%
DTI	369	22.96%
FICO	0	100.00%
First Payment Date	0	100.00%
Interest Rate	0	100.00%
Junior Lien Balance	0	100.00%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
LTV	14	97.08%
Maturity Date	0	100.00%
Note Date	0	100.00%
Number of Borrowers	0	100.00%
Occupancy	0	100.00%
Original Loan Amount	0	100.00%
Original P&I	0	100.00%
Original Payment	0	100.00%
Property Address	0	100.00%
Property City	1	99.79%
Property County	0	100.00%
Property State	0	100.00%
Property Type	9	98.12%
Qualifying FICO	0	100.00%
Sales Price	2	99.58%
Second Mortgage Lien Amount	0	100.00%
Borrower Last Name	0	100.00%
Borrower First Name	0	100.00%
Self Employed	3	99.37%
Units	0	100.00%
Zip Code	28	94.15%
Total Loans	479

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 25

Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 26

Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete.
Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed.
Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 27

Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated July 16, 2021.

	Fitch Overall Loan Grade						Fitch Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	159	0	0	0		A	173	0	0	0
	B	11	2	0	0		B	9	0	0	0
	C	52	1	0	0		C	43	0	0	0
	D	244	10	0	0		D	254	0	0	0

	Fitch Compliance Grading						Fitch Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	363	0	0	0		A	479	0	0	0
	B	6	7	0	0		B	0	0	0	0
	C	91	6	0	0		C	0	0	0	0
	D	6	0	0	0		D	0	0	0	0

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 28

	Moody’s Overall Loan Grade						Moody’s Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	159	0	0	0		A	173	0	0	0
	B	11	2	0	0		B	9	0	0	0
	C	52	1	0	0		C	43	0	0	0
	D	244	10	0	0		D	254	0	0	0

	Moody’s Compliance Grading						Moody’s Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	363	0	0	0		A	479	0	0	0
	B	6	7	0	0		B	0	0	0	0
	C	91	6	0	0		C	0	0	0	0
	D	6	0	0	0		D	0	0	0	0

	Kroll Overall Loan Grade						Kroll Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	159	0	0	0		A	173	0	0	0
	B	11	2	0	0		B	9	0	0	0
	C	52	1	0	0		C	43	0	0	0
	D	244	10	0	0		D	254	0	0	0

	Kroll Compliance Grading						Kroll Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	363	0	0	0		A	479	0	0	0
	B	6	7	0	0		B	0	0	0	0
	C	91	6	0	0		C	0	0	0	0
	D	6	0	0	0		D	0	0	0	0

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 29

	S&P Overall Loan Grade						S&P Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	159	0	0	0		A	173	0	0	0
	B	11	2	0	0		B	9	0	0	0
	C	52	1	0	0		C	43	0	0	0
	D	244	10	0	0		D	254	0	0	0

	S&P Compliance Grading						S&P Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	363	0	0	0		A	479	0	0	0
	B	6	7	0	0		B	0	0	0	0
	C	91	6	0	0		C	0	0	0	0
	D	6	0	0	0		D	0	0	0	0

	DBRS Overall Loan Grade						DBRS Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	159	0	0	0		A	173	0	0	0
	B	11	2	0	0		B	9	0	0	0
	C	52	1	0	0		C	43	0	0	0
	D	244	10	0	0		D	254	0	0	0

	DBRS Compliance Grading						DBRS Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	363	0	0	0		A	479	0	0	0
	B	6	7	0	0		B	0	0	0	0
	C	91	6	0	0		C	0	0	0	0
	D	6	0	0	0		D	0	0	0	0

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 30

Exhibit A- Loans Reviewed (479)

1220698970	1221191259	1221230986	1221254109	1221278344
1220822828	1221198474	1221231551	1221254302	1221278534
1220870949	1221199290	1221234071	1221254308	1221281649
1221018784	1221202061	1221235003	1221254859	1221282318
1221024248	1221202556	1221236056	1221254891	1221282564
1221033175	1221204229	1221236774	1221255099	1221285787
1221033183	1221210258	1221238603	1221256478	1221286224
1221047473	1221210332	1221238638	1221258308	1221286410
1221050205	1221212428	1221239936	1221258383	1221286566
1221062486	1221212772	1221240302	1221258947	1221287991
1221065005	1221212961	1221240334	1221259656	1221289121
1221067888	1221213674	1221240695	1221259664	1221289368
1221069560	1221214370	1221241550	1221259676	1221289743
1221072754	1221214664	1221242854	1221261615	1221289826
1221074358	1221214711	1221243252	1221262070	1221292835
1221077753	1221214790	1221243591	1221262471	1221293673
1221096096	1221217005	1221243771	1221263579	1221294271
1221096998	1221218138	1221244135	1221264027	1221294410
1221125158	1221218293	1221244728	1221264824	1221294855
1221126815	1221218520	1221244742	1221265035	1221295327
1221131955	1221218701	1221247315	1221265061	1221296516
1221132470	1221218827	1221247560	1221265595	1221298389
1221135378	1221218854	1221248446	1221265747	1221298484
1221139577	1221219554	1221248752	1221265822	1221298550
1221149026	1221219983	1221249510	1221266523	1221299265
1221155659	1221220089	1221249524	1221267262	1221299432
1221157132	1221220597	1221249783	1221268269	1221299778
1221166861	1221220890	1221249853	1221270782	1221300254
1221169087	1221221223	1221249863	1221271124	1221301100
1221171898	1221221452	1221250303	1221271329	1221301139
1221172665	1221223286	1221250404	1221272233	1221301711
1221174983	1221223495	1221250448	1221272435	1221301969
1221177851	1221223524	1221250690	1221272807	1221302674
1221179417	1221223943	1221250779	1221273386	1221302736
1221179916	1221224179	1221250837	1221274409	1221302800
1221180385	1221226512	1221251394	1221274635	1221303004
1221181526	1221226597	1221251447	1221275488	1221304077
1221182261	1221229465	1221251612	1221275884	1221304228
1221189126	1221229496	1221251856	1221276640	1221304910
1221190557	1221230462	1221254103	1221277013	1221304967

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 31

1221305683	1221329766	1221360495	1221408931	1221474012
1221305740	1221330115	1221361567	1221409326	1221475066
1221305958	1221331450	1221362377	1221410776	1221480447
1221306071	1221331898	1221363341	1221412763	1221480806
1221306197	1221332054	1221363674	1221424520	1221482888
1221306451	1221332450	1221364200	1221426292	1221485605
1221306588	1221332899	1221366960	1221426457	1221486165
1221306961	1221334509	1221370568	1221427083	1221486834
1221308674	1221334828	1221370630	1221427912	1221489790
1221309195	1221334906	1221371972	1221428084	1221494958
1221309340	1221335666	1221372135	1221429063	1221500865
1221309600	1221337615	1221372434	1221429450	1221500906
1221310039	1221338008	1221372684	1221430479	1221501846
1221310811	1221338183	1221372742	1221430801	1221505228
1221311894	1221338457	1221373534	1221432239	1221506240
1221311988	1221342747	1221374126	1221434666	1221511939
1221313817	1221343147	1221374314	1221436243	1221512025
1221316202	1221344093	1221374594	1221436469	1221514371
1221318213	1221344226	1221376500	1221437670	1221519176
1221318642	1221346055	1221376713	1221439226	1221519350
1221320101	1221346407	1221376804	1221439428	1221519590
1221320605	1221347343	1221376910	1221441522	1221521711
1221320816	1221349194	1221378683	1221441966	1221525766
1221321323	1221349250	1221379442	1221441981	1221527598
1221321949	1221349857	1221380641	1221442170	1221529544
1221322625	1221350951	1221383371	1221442300	1221530846
1221323043	1221352425	1221383642	1221444696	1221531183
1221323604	1221352448	1221384992	1221446219	1221532696
1221323767	1221352922	1221385232	1221446260	1221533079
1221324128	1221353417	1221385979	1221452621	1221533116
1221324229	1221354970	1221386754	1221460222	1221537007
1221324253	1221355163	1221387916	1221462831	1221540977
1221324554	1221355394	1221396609	1221463034	1221547025
1221324660	1221355595	1221398380	1221463470	1221552552
1221324779	1221355644	1221400208	1221463686	1221557527
1221325366	1221355690	1221402032	1221465027	1521002584
1221326460	1221356859	1221404552	1221465098	1521015598
1221328044	1221356942	1221404785	1221465807	1521015674
1221328277	1221359896	1221406374	1221470164	1521016199
1221328860	1221360186	1221407322	1221473765	1521017286

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 32

1521018301	1521045418
1521019226	1521045532
1521020419	1521045567
1521020767	1521045898
1521021008	1521046348
1521024582	1521046394
1521030478	1521046752
1521031585	1521046943
1521031780	1521047707
1521032363	1521047720
1521034088	1521047881
1521034172	1521048612
1521034314	1521048617
1521034478	1521049056
1521034619	1521049198
1521035068	1521049916
1521035828	1521052087
1521035982	1521052515
1521036171	1521052671
1521036573	1521053056
1521037164	1521053291
1521037614	1521053500
1521037890	1521054106
1521038639	1521054130
1521038641	1521054241
1521038874	1521054719
1521039365	1521056995
1521040348	1521057848
1521040492	1521060641
1521040743	1521060839
1521040774	1521060846
1521041659	1521061600
1521041757	1521061996
1521041879	1521062223
1521042698	1521062898
1521043807	1521064322
1521044206	1521065260
1521044584	1521065322
1521044916	1521072806
1521045179

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 33

Exhibit B
Value Only Review - Securitization

Amendment to SOW to include Value Only review scope as defined below:

•	UWM will provide Opus a copy of the Appraisal, AUS, Note and UCPD

•	Full Appraisal = CU Risk Score of 2.5 or better = Opus will review the Appraisal and AUS to confirm the appraisal information and the CU Risk Score for the applicable loan.

•
Full Appraisal = CU Risk Score of > 2.5 = UWM will provide Opus with an AVM that both supports the original appraised value within 10% and is within the FSD score outlined by Fitch guidelines per AVM provider. If it doesn’t, UWM will order CDA. If CDA value is at least 90% of the Appraised value, no additional value product is needed, it will be sent to Opus for review.

•	If not with 10%, the loan will be removed from the deal.

Capitalized terms used herein, unless defined where used, shall have the meanings ascribed to such terms in the SOW. This constitutes the entire agreement and understanding between the Parties with respect to amending the SOW. Except as expressly set forth in this Amendment, the terms and conditions of the SOW are hereby ratified, confirmed and approved in their entirety and shall continue in full force and effect, enforceable in accordance therewith and shall govern this Amendment. This Amendment may be executed in one or more counterparts, including facsimile counterparts, each of which, when so executed, shall be deemed an original and all of which, together, shall constitute one and the same instrument.

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 34

Loan Grading Definitions

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete.
Property condition is average or better. Standard GSE form wa utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 35

Exhibit B Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated July 16, 2021.

	Kroll Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	0	0	0	0
	B	0	0	0	0
	C	729	0	0	0
	D	0	0	0	0

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 36

Exhibit B- Loans Reviewed (729)

1221238094	1221017452	1221172651	1221219072	1221237560
1221253738	1221026004	1221172968	1221219941	1221237945
1221256254	1221026015	1221173721	1221220530	1221238648
1221256332	1221035240	1221174650	1221221036	1221238847
1221293638	1221041056	1221180911	1221221253	1221238893
1221329984	1221042957	1221182056	1221221818	1221239212
1221345538	1221049673	1221182787	1221222561	1221239641
1221430683	1221053989	1221183926	1221224157	1221240070
1221446729	1221054722	1221184004	1221224502	1221240823
1221474555	1221055462	1221184038	1221225243	1221240830
1521050691	1221057114	1221184278	1221226611	1221241054
1521064186	1221060566	1221184806	1221226614	1221241349
1521066040	1221068576	1221188515	1221226761	1221241596
1221242489	1221071921	1221188931	1221227455	1221242574
1221267314	1221078404	1221191332	1221227757	1221242902
1221269212	1221078442	1221191999	1221228217	1221242982
1221275867	1221087845	1221195099	1221228352	1221243030
1221319933	1221107436	1221200212	1221228512	1221243055
1221321898	1221112999	1221201669	1221228632	1221243588
1221362648	1221116682	1221202394	1221228848	1221243647
1221389065	1221117993	1221203481	1221228903	1221243855
1221550509	1221118360	1221206533	1221228967	1221243876
1521036729	1221118616	1221210561	1221229035	1221244665
1521039344	1221126847	1221211286	1221230575	1221244955
1521054040	1221132933	1221211291	1221232332	1221245107
1521055517	1221137271	1221211618	1221232811	1221245187
1220844679	1221140202	1221212103	1221234343	1221245416
1221310710	1221141045	1221213213	1221234493	1221245805
1221340649	1221141820	1221213721	1221234729	1221245832
1221416312	1221144355	1221213758	1221234895	1221245992
1521042915	1221145203	1221214104	1221235162	1221246177
1220557534	1221145447	1221215266	1221235470	1221246731
1220698967	1221150381	1221216213	1221236057	1221246920
1220772152	1221159192	1221216251	1221236098	1221247261
1220836805	1221162052	1221216746	1221236134	1221247306
1220837338	1221163879	1221217790	1221236992	1221247840
1220867167	1221164030	1221217985	1221237081	1221247910
1220880910	1221164636	1221218255	1221237233	1221248533
1220886433	1221168785	1221218495	1221237239	1221248699
1221013910	1221169153	1221218499	1221237488	1221249212

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 37

1221249217	1221262649	1221272182	1221285739	1221311968
1221249504	1221262866	1221272296	1221285944	1221314533
1221249865	1221262942	1221272305	1221286431	1221315300
1221250051	1221263170	1221272495	1221287526	1221315331
1221250301	1221263189	1221272499	1221288465	1221317112
1221250433	1221263276	1221272596	1221288663	1221318197
1221250660	1221263916	1221272703	1221288999	1221318349
1221250800	1221264136	1221273078	1221289038	1221318499
1221250973	1221264170	1221273212	1221289387	1221318583
1221251160	1221264416	1221274296	1221289720	1221319321
1221251522	1221264963	1221274932	1221289875	1221319462
1221251622	1221265702	1221275106	1221289890	1221319480
1221251733	1221265795	1221275601	1221290237	1221319654
1221251791	1221266017	1221276186	1221290239	1221319921
1221252248	1221266346	1221276208	1221291520	1221320032
1221252626	1221266430	1221276469	1221292576	1221321043
1221252939	1221267272	1221276472	1221293041	1221321735
1221252950	1221267286	1221276686	1221294506	1221321899
1221253010	1221267407	1221276815	1221294728	1221321952
1221253796	1221267420	1221277301	1221294913	1221321972
1221254169	1221267559	1221278189	1221295524	1221322686
1221255059	1221267684	1221278283	1221299331	1221322880
1221255613	1221267943	1221278334	1221300771	1221322941
1221255873	1221267972	1221278359	1221300992	1221323636
1221256412	1221268190	1221278394	1221301613	1221323694
1221256697	1221268524	1221278600	1221301655	1221324269
1221256714	1221268543	1221278656	1221302887	1221325415
1221256761	1221268887	1221278776	1221303688	1221325539
1221257263	1221268894	1221279412	1221303727	1221325806
1221258455	1221269576	1221279989	1221304458	1221326384
1221258569	1221269596	1221280051	1221304959	1221326796
1221259012	1221269627	1221280071	1221305471	1221326818
1221259390	1221269886	1221280118	1221306415	1221326863
1221259515	1221270805	1221281182	1221306655	1221327700
1221259597	1221270973	1221281358	1221306664	1221327947
1221259826	1221271147	1221281841	1221308016	1221327949
1221262173	1221271271	1221281944	1221309001	1221328168
1221262382	1221271509	1221282013	1221309890	1221329142
1221262399	1221271670	1221282495	1221310476	1221329157
1221262533	1221272098	1221282615	1221311825	1221329534

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 38

1221329553	1221354798	1221378857	1221421904	1221468866
1221330850	1221354978	1221378924	1221421909	1221469535
1221332024	1221354990	1221379013	1221422817	1221469907
1221332879	1221355019	1221379176	1221423549	1221470133
1221333673	1221355790	1221379359	1221423741	1221472533
1221334406	1221356068	1221380405	1221424378	1221472876
1221334730	1221356927	1221381287	1221425314	1221473134
1221337207	1221357233	1221381912	1221427776	1221473427
1221337518	1221359260	1221383847	1221428682	1221474268
1221337670	1221359538	1221384259	1221429094	1221480682
1221338089	1221359932	1221384714	1221429658	1221481059
1221338137	1221360282	1221385245	1221429836	1221482131
1221338474	1221361021	1221385790	1221430500	1221483134
1221338513	1221361855	1221388645	1221431026	1221486641
1221339235	1221363272	1221389008	1221431512	1221488154
1221339846	1221363557	1221390276	1221431802	1221488576
1221340184	1221363577	1221391783	1221433090	1221498914
1221341071	1221363941	1221392628	1221433216	1221501342
1221342979	1221364015	1221392912	1221436311	1221504294
1221343668	1221364919	1221392974	1221438506	1221504494
1221344131	1221365246	1221398730	1221441823	1221505207
1221344158	1221366435	1221400133	1221444198	1221511759
1221344208	1221368180	1221400300	1221447010	1221519578
1221346142	1221368391	1221400898	1221447434	1221520770
1221346950	1221368949	1221401538	1221447806	1221525323
1221347053	1221370287	1221402683	1221448221	1221525891
1221348210	1221370586	1221407524	1221450167	1221526619
1221348275	1221370796	1221407595	1221452776	1221527072
1221348491	1221371408	1221408660	1221454427	1221527235
1221348711	1221371923	1221408722	1221454612	1221528199
1221348826	1221371981	1221408992	1221457022	1221531472
1221349269	1221371988	1221410212	1221459075	1221532530
1221349615	1221372055	1221410398	1221459379	1221532748
1221349988	1221372219	1221412108	1221459869	1221537681
1221350957	1221372845	1221412794	1221460555	1221544759
1221351508	1221374361	1221414800	1221461040	1221551920
1221351656	1221374605	1221416493	1221463250	1221558542
1221352194	1221375362	1221417661	1221465480	1221570187
1221352658	1221375576	1221419891	1221468106	1221578781
1221354479	1221377980	1221421294	1221468287	1520150329

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 39

1520152341	1521046026	1521062200	1221430735
1520171732	1521046698	1521062362	1221454424
1521008585	1521047117	1521062855	1221465547
1521017178	1521047358	1521063465	1221470121
1521020388	1521047362	1521064485	1221475955
1521024284	1521047873	1521066552	1221513623
1521025778	1521048269	1521066651	1521064437
1521026675	1521048581	1521067144	1521066438
1521029994	1521048967	1521068175	1221473587
1521031196	1521049136	1521068693
1521031847	1521049719	1521069841
1521033123	1521050055	1521074954
1521033401	1521050062	1521062152
1521034866	1521050143	1521044588
1521035519	1521050601	1221410267
1521035775	1521051096	1220897971
1521036530	1521051242	1221480653
1521036598	1521052693	1221257822
1521036667	1521053097	1221293573
1521037143	1521054428	1221309210
1521037220	1521054814	1221310047
1521037293	1521055218	1221320271
1521037309	1521055651	1221322153
1521037545	1521055727	1221570798
1521037574	1521055769	1221242421
1521038144	1521055892	1221298811
1521038622	1521056031	1220786116
1521038626	1521056042	1220926238
1521039003	1521056051	1221248458
1521039079	1521056967	1221352774
1521039654	1521057409	1221392515
1521040657	1521057428	1521032223
1521042423	1521057863	1521036056
1521042445	1521058219	1521055910
1521043108	1521058943	1221151153
1521043158	1521059374	1221221440
1521043960	1521059378	1221288988
1521045286	1521060183	1221377410
1521045392	1521061773	1521045924
1521045845	1521061908	1221355699

If you have any questions, please contact Peter Butler at Peter.Butler1@wipro.com

Wipro Opus Risk Solutions LLC	Privileged and Confidential	Page 40